                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 7, 2002


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                      000-25469               13-3845162
-----------------------      -----------------------    --------------------
    (State or other               (Commission File         (IRS Employer
    jurisdiction of                   Number)            Identification No.)
     organization)





500-512 Seventh Avenue, New York, New York                         10018
--------------------------------------------                    ------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



-------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 5. Other Events

                  On May 7, 2002, iVillage Inc. ("iVillage") issued a press release announcing its financial results for the three months ended March 31, 2002. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)     Not applicable.

                  (b)     Not applicable.

                  (c)     Exhibits

                          99.1 Press Release dated May 7, 2002 regarding iVillage Inc.'s announcement of its financial results for the three months ended March 31, 2002.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               iVillage Inc.
                                               (Registrant)

         Date:  May 7, 2002                    By: /s/ Scott Levine
                                                   ----------------------------
                                                   Scott Levine
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibits
--------
99.1 Press Release dated May 7, 2002 regarding iVillage Inc.'s announcement of its financial results for the three months ended March 31, 2002.